SURVIVORSHIP FLEXIBLE PREMIUM
VARIABLE LIFE
INSURANCE POLICY

-------------------------------------------------
Variable and/or Fixed
  Accumulation Values

Flexible Premiums Payable During
  Lifetime of Surviving Joint Insured

Adjustable Face Amount

Death Benefit Guarantee

Death Benefit Options

Nonparticipating
--------------------------------------------------


NOTICE

Right to Return Policy

Please read this policy carefully. If for any reason you don't want it, you may return it for a refund of all premiums paid. You must return this policy to us or your agent by midnight of the 10th day after you receive it.

We will then consider this policy void from the start and refund all premiums you paid.

The Death Benefit is payable on the death of the Surviving Joint Insured. We will pay the proceeds according to the Death Benefits portion of the Summary of Benefits on page 3, if we receive written proof that the Surviving Joint Insured died while this policy was in force. However, you must give us written proof of the first death of a Joint Insured as soon as it occurs. This policy also provides other benefits and rights. We issue this policy in consideration of the application and payment of the initial premium.

THE AMOUNT OF THE PROCEEDS PAYABLE AT THE SURVIVING JOINT INSURED'S DEATH PRIOR TO AGE 100 OF THE YOUNGER JOINT INSURED WILL BE AT LEAST EQUAL TO THE FACE AMOUNT OF THE POLICY AS LONG AS THIS POLICY IS IN FORCE AND THERE IS NO LOAN AMOUNT OR UNPAID MONTHLY DEDUCTIONS.

THE PERIOD OF TIME THIS LIFE INSURANCE STAYS IN FORCE WILL VARY DEPENDING ON THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNT, INTEREST CREDITED TO THE NET PREMIUMS ALLOCATED TO FIXED ACCOUNT, THE AMOUNT OF PREMIUMS YOU PAY, ANY PARTIAL WITHDRAWALS, LOANS, AND CHARGES MADE AGAINST THIS POLICY. IF YOU PAY PREMIUMS SUFFICIENT TO MAINTAIN THE DEATH BENEFIT GUARANTEE, WE GUARANTEE THIS POLICY WILL STAY IN FORCE DURING THE DEATH BENEFIT GUARANTEE PERIOD SHOWN ON THE POLICY DATA PAGE.

THE VARIABLE ACCUMULATION VALUE WILL INCREASE OR DECREASE REFLECTING THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNT.



RELIASTAR  RELIASTAR LIFE INSURANCE COMPANY    Executed at our Home Office

           Box 20                              John H. Flittie        President
           Minneapolis                         /s/ John H. Flittie
           Minnesota 55440

                                               Susan M. Bergen       Secretary
                                               /s/ Susan M. Bergen

Page 1        85-230

INDEX
                                                                   PAGE
         Accumulation Value                                         10
         Age and Sex                                                25
         Allocation of Premiums                                      8
         Amendment                                                  26
         Annual Statement                                           26
         Beneficiary                                                18
         Cash Surrender Value                                       15
         Cash Value                                                 15
         Changes in Face Amount                                      6
         Changes in Death Benefit Option                             7
         Claims                                                     27
         Contract                                                    3
         Control of Policy                                          18
         Conversion Right                                           25
         Death Benefit                                               5
         Definitions                                                 3
         Death Benefit Guarantee                                     9
         Fixed Accumulation Value                                   10
         General Provisions                                         23
         Grace Period                                                9
         Incontestability                                           25
         Insureds                                                    1
         Monthly Deduction                                          12
         Net Premium                                                 7
         Nonforfeiture Provision                                    14
         Ownership                                                  18
         Partial Withdrawal                                         15
         Payment of Proceeds                                        24
         Policy Data Page                                            A
         Policy Loans                                               16
         Premiums                                                    7
         Reinstatement                                               9
         Right to Return Policy                                      1
         Settlement Options                                         19
         Suicide                                                    25
         Summary of Benefits                                         3
         Termination                                                25
         Total Surrender                                            15
         Transfers                                                  14
         Variable Accumulation Value                                11
         Voting of Mutual Fund Shares                               23

         Additional benefits and restrictions, if any, are listed on the Policy Data Page.


Page 2      5215

POLICY DATA PAGE                                                    DATE PRINTED
POLICY NUMBER:  S9-999-999                                       JANUARY 1, 1997
--------------------------------------------------------------------------------

POLICY INFORMATION               OWNER                                        John Doe
                                 POLICY DATE                                  January 1, 1997
                                 ISSUE DATE                                   January 1, 1997
                                 EFFECTIVE DATE                               January 1, 1997
                                 MATURITY DATE                                January 1, 2062
                                 JOINT INSURED                                James Doe
                                    SEX, ISSUE AGE                            Male, 35
                                    PREMIUM CLASS                             Preferred No Tobacco
                                 JOINT INSURED                                Jane Doe
                                    SEX, ISSUE AGE                            Female, 35
                                    PREMIUM CLASS                             Preferred No Tobacco
-------------------------------- -------------------------------------------- -------------------------------------
DEATH BENEFITS                   INITIAL FACE AMOUNT                          $250,000
                                 CURRENT FACE AMOUNT                          $250,000
                                 MINIMUM FACE AMOUNT                          $250,000
                                 DEATH BENEFIT OPTION                         Level Amount Option (A)
                                 CORRIDOR PERCENTAGE TABLE
                                                ATTAINED AGE                            CORRIDOR PERCENT
                                                    0-40                                      250%
                                                     45                                       215
                                                     50                                       185
                                                     55                                       150
                                                     60                                       130
                                                     65                                       120
                                                     70                                       115
                                                    75-90                                     105
                                                   95-100                                     100
-------------------------------- -------------------------------------------- -------------------------------------
PREMIUMS                         INITIAL PREMIUM                              $1,000.00
                                 PLANNED PREMIUM
                                    AMOUNT                                    $1,000.00
                                    FREQUENCY                                 Annual
                                 DEATH BENEFIT GUARANTEE PERIOD               30 Years
                                 MINIMUM MONTHLY PREMIUM                      $1,000.00
                                 PREMIUM ALLOCATION
                                    Fixed Account                             20%
                                    Fidelity High Income Portfolio            20%
                                    Fidelity Equity-Income Portfolio          20%
                                    Fidelity Overseas Portfolio               20%
                                    Fidelity Money Market Portfolio           20%



Form Numbers:  85-230   85-219   85-220   85-221   85-222   85-223   85-224   85-225  85-227   85-228
               85-229   85-231   85-232   85-230
               85-223   85-234   85-235   85-287   85-240   85-241   85-285   85-286


FIXED ACCOUNT INTEREST           MINIMUM ANNUAL INTEREST RATE                 4.00%
RATES                            LOAN INTEREST RATE                           7.40% payable in advance
                                 PREFERRED LOAN INTEREST RATE                 5.21% payable in advance
DEDUCTIONS AND                   PREMIUM EXPENSE CHARGE
CHARGES                             PERCENT PREMIUM CHARGE                    6.25%
                                    MAXIMUM PREMIUM                           $2.00
                                       PROCESSING CHARGE
                                 MONTHLY EXPENSE CHARGE
                                    MAXIMUM MONTHLY                           $12.00 per month
                                       ADMINISTRATIVE CHARGE
                                    DEATH BENEFIT GUARANTEE CHARGE            $7.50 per month
                                       TERM                                   30 Years
                                    MONTHLY POLICY CHARGE                     None
                                    MONTHLY AMOUNT CHARGE                     None
                                    MAXIMUM MORTALITY AND                     0.90%
                                       EXPENSE RISK CHARGE
                                 TABLE OF SURRENDER CHARGES
                                    0        $1,000.00
                                    1        $1,000.00        6        $1,000.00        11         $800.00
                                    2        $1,000.00        7        $1,000.00        12         $600.00
                                    3        $1,000.00        8        $1,000.00        13         $400.00
                                    4        $1,000.00        9        $1,000.00        14         $200.00
                                    5        $1,000.00        10       $1,000.00        15          $0.00

                                 Surrender  Charges  grade  uniformly  by policy
                                 month  between  the  consecutive   years  shown
                                 above.

NONFORFEITURE ITEMS              CSO TABLES
                                   1980 COMMISSIONER'S STANDARD ORDINARY MORTALITY TABLE FOR NONSMOKERS,
                                 AGE LAST BIRTHDAY
                                   1980 COMMISSIONER'S STANDARD ORDINARY MORTALITY TABLE FOR SMOKERS, AGE LAST
                                 BIRTHDAY
                                 NONFORFEITURE INTEREST RATE                  4.00%
                                 PERCENT OF PARTIAL WITHDRAWAL                0% in policy year 1;
                                                                              20% per policy year in policy years
                                                                              2-15;
                                                                              100% thereafter

                                 IMPORTANT NOTICE: IT IS POSSIBLE THAT COVERAGE WILL EXPIRE PRIOR TO THE MATURITY AGE WHERE EITHER NO PREMIUMS ARE PAID FOLLOWING THE INITIAL PREMIUM, OR SUBSEQUENT PREMIUMS ARE INSUFFICIENT TO CONTINUE COVERAGE TO SUCH DATE.


OPTIONAL BENEFITS
Policy Split Rider               Rider Issue Date                         January 1, 1997
Four Year Term Rider             Rider Effective Date                     January 1, 1997
                                 Rider Issue Date                         January 1, 1997
                                 Rider Expiry Date                        January 1, 2001
                                 FTR Face Amount                          $250,000
                                 Cost of Insurance Rate                   See FTR Table of Monthly Guaranteed COI
                                                                          Rates
                                 Monthly Amount Charge                    None
Death Benefit Guarantee
Extension Rider (to age 100)     Rider Effective Date                     January 1, 1997
                                 Rider Issue Date                         January 1, 1997
                                 Rider Expiry Date                        January 1, 2062
                                 Extended Death Benefit Guarantee Period  65 years
                                 Extended Death Benefit Guarantee         $3,000.00
                                 Monthly Premium
                                 Cost of Insurance                        $2.50 per month in policy years 51-65
Death Benefit Guarantee
Extension Rider (to age 85)      Rider Effective Date                     January 1, 1997
                                 Rider Issue Date                         January 1, 1997
                                 Rider Expiry Date                        January 1, 2047
                                 Extended Death Benefit Guarantee Period  50 years
                                 Extended Death Benefit Guarantee         $2,000.00
                                 Monthly Premium
                                 Cost of Insurance                        $2.50 per month in policy years 31-50
SURVIVORSHIP TERM RIDER          Rider Effective Date                     January 1, 1997
                                 Rider Issue Date                         January 1, 1997
                                 Rider Expiry Date                        January 1, 2062
                                 STR Face Amount                          $250,000
                                 Cost of Insurance Rate                   See STR Table of Monthly Guaranteed COI
                                                                          Rates
                                 Monthly Amount Charge                    None
FIRST TO DIE TERM RIDER          Rider Effective Date                     January 1, 1997
                                 Rider Issue Date                         January 1, 1997
                                 Rider Expiry Date                        January 1, 2062
                                 FDR Face Amount                          $250,000
                                 Cost of Insurance Rate                   See FDR Table of Monthly Guaranteed
                                                                          COI Rates
                                 Monthly Amount Charge                    None


SUMMARY OF BENEFITS

LIVING BENEFITS

While any Joint Insured is alive, subject to this policy's provisions, you may:

1.
Change the amount and frequency of your premium payments;

2.
Change the allocation of your premiums;

3.
Make transfers between accounts;

4.
Surrender this policy for its Cash Surrender Value;

5.
Make a Partial Withdrawal;

6.
Take a Policy Loan;

7.
Assign this policy as collateral;

8.
Change the beneficiary;

9.
Transfer ownership; and

10.
Exercise any other rights this policy provides.

While both Joint Insureds are alive, subject to this policy's provisions, you may:

1.
Change the Face Amount; and

2.
Change the Death Benefit Option.

DEATH BENEFITS

At the Surviving Joint Insured's death, the proceeds payable include the Death Benefit then in force:

Plus  any  additional  amounts  provided;

Plus a refund of any policy loan interest we have charged but not earned;

Minus any Loan Amount; and

Minus any unpaid Monthly Deductions.

The Death Benefit Option in effect is shown on the Policy Data Page. All values are determined as of the Valuation Date or next following the date of the Surviving Joint Insured's death. The Death Benefit after the younger Joint Insured reaches age 100 is the Accumulation Value.

THE CONTRACT

This policy is a legal contract. Read your policy carefully! You rely on us to provide its benefits; we rely on you to pay its premiums. The entire contract is this policy and all applications, Policy Data Pages, riders, and amendments attached at time of issue or agreed upon later.

Unless fraudulent, all statements made by or on behalf of anyone covered by this policy are representations and not warranties. No statement can be used to cancel this policy or can be used in our defense if we refuse to pay a claim, unless it is found in an application, rider, or amendment.

CHANGES

Policy changes must be in writing and signed by our President or Secretary, or one of our Vice Presidents or Assistant Secretaries. No agent or any other person may alter or change the terms and conditions of this policy.

GENERAL DEFINITIONS

IN FORCE

The policy is in effect.

JOINT INSUREDS

The persons upon whose lives this policy is issued. The Policy Data Page lists the Joint Insureds.

SURVIVING JOINT INSURED

The Joint Insured who remains alive after the other Joint Insured dies.

PROCEEDS

The amount we pay when the Surviving Joint Insured dies or when this policy is surrendered.

WE, US, OUR

ReliaStar Life Insurance Company at our Home Office in  Minneapolis, Minnesota.

85-219                                                                        3

GENERAL DEFINITIONS
(CONTINUED)

WRITTEN, IN WRITING

A written request or notice, signed and dated, and received at our Home Office. The form and content of the request or notice must be acceptable to us.

YOU, YOUR

The owner of this policy, as shown on the Policy Data Page, unless changed as allowed in this policy. The Joint Insureds own this policy as joint tenants with right of survivorship, unless another owner is named. During the life time of the Joint Insureds, we reserve the right to require both Joint Insured's to sign any request to exercise rights under this policy.

POLICY DEFINITIONS

ACCUMULATION UNIT

A unit of measure used to determine the Variable Accumulation Value.

ACCUMULATION VALUE

The total amount that this policy provides for investment at any time. The Accumulation Value is the total of the Fixed Accumulation Value and the Variable Accumulation Value.

CASH VALUE

The Accumulation Value minus any Surrender Charge.

CASH SURRENDER VALUE

The amount payable to you if you surrender this policy. It is the Cash Value minus any Loan Amount and unpaid Monthly Deductions.

THE CODE

The Internal Revenue Code of 1986, as amended.

FACE AMOUNT

The minimum Death Benefit payable as long as this policy is in force. The Initial Face Amount is shown on the Policy Data Page. You may change the Face Amount as described in this policy.

FIXED ACCOUNT

All our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets in the Fixed Account.

LOAN AMOUNT

The sum of all unpaid policy loans including preferred loans.

MONTHLY ANNIVERSARY

The same date in each succeeding month as your Policy Date. Whenever your Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be the next Valuation Date. The first Monthly Anniversary is on the Policy Date.

POLICY DATE

The Policy Date is shown on the Policy Data Page. We use the Policy Date to determine policy years, policy months, Monthly Anniversaries, and policy anniversaries.

5213                                                                           4

POLICY DEFINITIONS
(CONTINUED)

SUB-ACCOUNT

A subdivision of the Variable Account. Each Sub-account invests exclusively in the shares of one of the mutual funds.

VALUATION DATE

The close of business each day that the New York Stock Exchange is open for trading and valuations have not been suspended by the Securities and Exchange Commission. A Valuation Date may be any other day on which there is sufficient trading in the mutual funds' portfolio to materially affect the Accumulation Unit Value in the corresponding Sub-account.

VALUATION PERIOD

The period of time between a Valuation Date and the next Valuation Date.

VARIABLE ACCOUNT

Select*Life Variable Account, a separate investment account of ours. The Variable Account is used only to receive and invest Net Premiums paid under our variable life insurance policies. The assets of the Variable Account will be valued on each Valuation Date. We have complete ownership and control of the assets in the Variable Account.

Assets of the Variable Account equal to its liabilities will not be charged with liabilities arising out of any other business we conduct. However, we may transfer any assets which exceed the liabilities of the Variable Account to our Fixed Account.

The Variable Account is treated as a unit investment trust under federal securities laws. It is registered with the Securities and Exchange Commission according to the Investment Company Act of 1940. It was established under the State of Minnesota's insurance laws. Any change in the investment policy of the Variable Account must be approved by the Department of Commerce of the State of Minnesota according to the approval process on file with the State.

DEATH BENEFIT

This policy has two Death Benefit Options.

Option A (Level Amount Option) - The Death Benefit prior to Age 100 of the younger Joint Insured is the greater of:

1.
The Face Amount; or

2.
The Accumulation Value multiplied by the Corridor Percentage, as shown on the Policy Data Page, according to the younger Joint Insured's attained age.

OPTION B (VARIABLE AMOUNT OPTION) - The Death Benefit prior to Age 100 of the younger Joint Insured is the greater of:

1.
The Face Amount plus the Accumulation Value; or

2.
The Accumulation Value multiplied by the Corridor Percentage, as shown on the Policy Data Page, according to the younger Joint Insured's attained age.

85-220                                                                        5

REQUESTED CHANGES IN FACE AMOUNT

After the second policy year, you may request an increase or decrease in your Face Amount by notifying us in writing. Changes in Death Benefit Option also change the Face Amount. (See Changes in Death Benefit Option.)

INCREASES

Increases in Face Amount must be at least $5,000. You cannot increase the Face Amount after any Joint Insured's age 75.

We may require written proof that each Joint Insured is still insurable before making an increase. An approved increase goes into effect on the Monthly Anniversary on or next following the date of the approval. At least two years must lapse between increases.

An increase is subject to a free look period during which you have the right to request us to cancel the increase and receive a refund. The request must be made by midnight of the 10th day after you receive the new Policy Data Page for the increase.

If you cancel an increase during this period, we will refund all additional premiums you paid with increase, or if none, we will restore the Accumulation Value by refunding the amount of any deductions and charges associated with the increase.

DECREASES

You cannot decrease the Face Amount below the Minimum Face Amount shown on the Policy Data Page. If, following a requested decrease in Face Amount, this Policy would no longer qualify as life insurance under federal tax law, we will limit the decrease to an amount that would maintain that qualification.

Changes go into effect on the Monthly Anniversary on or next following the date we receive your request. At least six months must lapse between decreases.

For the purpose of determining the cost of insurance when more than one Premium Class applies to the current Face Amount, the Face Amount will be reduced in the following order:

1.
The Face Amount provided by the most recent increase;

2.
The next most recent increases successively; and

3.
The Initial Face Amount.

5214                                                                          6

REQUESTED CHANGES IN FACE AMOUNT
(CONTINUED)

EFFECT OF REQUESTED CHANGES IN FACE AMOUNT

A change in Face Amount will affect the Monthly Deduction because the cost of insurance and the Monthly Expense Charge are based on the Face Amount. The cost of certain rider benefits may also be affected.

If the Death Benefit Guarantee is in effect, we will calculate a new Minimum Monthly Premium for the Death Benefit Guarantee from the effective date of the change in Face Amount. Additional premium payments may be required to maintain the Death Benefit Guarantee. A decrease in Face Amount will reduce the Minimum Monthly Premium. We will send you a new Policy Data Page with the new Minimum Monthly Premium.

An increase in Face Amount will increase Surrender Charges. We will send you a new Policy Data Page showing the amount and duration of the new Surrender Charges. Decreases in Face Amount do not reduce the Surrender Charge.

CHANGES IN DEATH BENEFIT OPTION

After the second policy year and at least two years after any increase in Face Amount, you may request in writing to change the Death Benefit Option once each policy year. We may require evidence of insurability on each Joint Insured for this change. A change in Death Benefit Option will also change the Face Amount. If you change from Option A (Level Amount Option) to Option B (Variable Amount Option), the Face Amount is decreased by an amount equal to the Accumulation Value on the effective date of the change. The change is effective on the Monthly Anniversary on or next following the date we receive your request. You cannot change the Death Benefit Option if the resulting Face Amount would fall below the Minimum Face Amount shown on the Policy Data Page.

If you change from Option B (Variable Amount Option) to Option A (Level Amount Option), the Face Amount is increased by an amount equal to the Accumulation Value on the effective date of the change. The change is effective on the Monthly Anniversary on or next following the date we receive your request.

A change in Face Amount due to a change in Death Benefit Option will affect the Monthly Deduction because the cost of insurance and the Monthly Expense Charge depend on the Face Amount. The cost of certain rider benefits may also be affected.

The Surrender Charges will not be affected by a change in the Death Benefit Option.

PREMIUMS

There is no insurance under this policy until the initial premium is paid. The initial premium is shown on the Policy Data Page. All premiums are payable in advance of the period to which they apply.

NET PREMIUM

When you pay a premium, we deduct the Premium Expense Charge. The Premium Expense Charge is equal to 1 plus 2 (1 + 2), where:

1.
Is the Percent Premium Charge shown on the Policy Data Page; and

2.
Is the Premium Processing Charge. The Premium Processing Charge is subject to change, but will not exceed the Maximum Premium Processing Charge shown on the Policy Data Page.

The amount remaining after we have deducted the Premium Expense Charge from a premium is the Net Premium. The Net Premium is credited to the Fixed Account and the Sub-accounts of the Variable Account according to your allocation.

The portion of the Net Premium allocated to the Fixed Account earns interest as described in the Fixed Accumulation Value provision of the policy.

The portion of the Net Premium allocated to a Sub-account is invested at net asset value in shares of a specified mutual fund. As of the Policy Date, the mutual funds in which the Sub-accounts invest are listed on the Policy Data Page. A Sub-account may be added later or deleted according to the "Substitution of Mutual Fund Shares" provision of this policy.


85-221                                                                        7

PREMIUMS
(CONTINUED)

ALLOCATION OF PREMIUMS

The initial allocation of premiums to the Fixed Account and the Sub-accounts of the Variable Account is specified on the application for this policy, and is shown on the Policy Data Page. You may change the allocation at any time by notifying us in writing. Changes will not be effective until the date we receive your notice, and will only affect premiums we receive on or after that date. You may allocate 100% to any account or divide your allocation in whole percentage points totaling 100%. For example, you can select 33%, but not 33-1/3%. We reserve the right to adjust your allocations to eliminate fractional percentages.

AMOUNT AND TIMING OF PREMIUM PAYMENTS

The amount and frequency of premium payments will affect the Accumulation Value, the Cash Surrender Value, and how long the life insurance provided by this policy will remain in force.

After the initial premium you may determine the amount and timing of premium payments, within the following restrictions:

1.
We may require proof which satisfies us that each Joint Insured is still insurable if any premium, planned or unscheduled, would increase the difference between the Death Benefit and the Accumulation Value;

2.
We reserve the right to refuse to accept any premium which would disqualify your policy for favorable tax treatment under the Code. If premiums paid exceed the maximum permitted under the Code, we will return the excess premiums with interest to you within 60 days after the end of the policy year. However, you have the right to pay the premium required to keep this policy in force to the end of the policy year; and

3.
We may refuse to accept any premium less than $25.

You may pay premiums by sending them to the address shown below. Please include your policy number. The current address for payment is:

ReliaStar Life Insurance Company
P.O. Box 802511
Chicago, Illinois 60680-2511

Upon request, we will send you a receipt signed by one of our officers.

PLANNED PERIODIC PREMIUMS

You may pay planned periodic premiums annually, semi-annually, quarterly, or, if you choose, we can also deduct planned periodic premiums from your bank account monthly. We will notify you of your planned periodic premium at least once a year.

The amount and frequency of the initial planned periodic premiums are shown on the Policy Data Page. You may change the frequency and amount of planned periodic premiums by notifying us in writing of the change. We reserve the right to limit the amount of any increase.

We may send you periodic premium notices depending on the frequency and method of premium payment you have chosen.

UNSCHEDULED ADDITIONAL PREMIUMS

Premiums, other than planned periodic premiums, may be paid at any time. We may limit the number and amount of these additional payments. (See "Amount and Timing of Premium Payments" above.)

5216                                                                           8

DEATH BENEFIT GUARANTEE

The Death Benefit Guarantee Period is shown on the Policy Data Page and begins on the Policy Date. The Death Benefit Guarantee is in effect during the Death Benefit Guarantee Period if, on each Monthly Anniversary since the Policy Date, 1 is equal to or greater than 2, where:

1.
Is the sum of all premiums paid minus any partial withdrawals and any Loan Amount; and

2.
Is the sum of Minimum Monthly Premiums since the Policy Date, including the Minimum Monthly Premium for the current Monthly Anniversary.

If the Death Benefit Guarantee is in effect, we guarantee that we will not lapse your policy, even if the Cash Surrender Value is not sufficient to pay the Monthly Deduction that is due. Although we determine each month whether or not you have made sufficient premium payments to maintain the Death Benefit Guarantee, you do not have to pay premiums monthly.

EXAMPLE: The Policy Date is January 1, 1997. The Minimum Monthly Premium is $100 per month. No partial withdrawals, loans, or changes in Face Amount occur.

Case 1. You pay $100 each month. The Death Benefit Guarantee is maintained.

Case 2. You pay $1000 on January 1, 1997. The $1,000 will maintain the Death Benefit Guarantee without your paying any additional premiums for the next 10 months (through October 31, 1997). However, you must pay at least $100 by November 1, 1997 to maintain the Death Benefit Guarantee.

If, on any Monthly Anniversary you have not made sufficient premium payments to maintain the Death Benefit Guarantee, we will send you notice of the required payment. If we do not receive the required payment within 61 days following the date we mail you written notice, the Death Benefit Guarantee is no longer in effect and cannot be reinstated.

POLICY CHANGES AFFECTING THE MINIMUM MONTHLY PREMIUM

The Minimum Monthly Premium may be affected by requested changes in Face Amount, changes in the Death Benefit Option, and may also be changed when a rider is added or terminated. The new Minimum Monthly Premium will be shown on a new Policy Data Page and applies from the date of the change.

GRACE PERIOD AND POLICY LAPSE

If the Death Benefit Guarantee is not in effect, the policy will lapse only if, on any Monthly Anniversary, the Cash Surrender Value is less than the Monthly Deduction due.

We will only lapse this policy at the end of a 61-day grace period if sufficient payment is not received. The grace period begins on the date we send you written notice of the required payment.

If the Surviving Joint Insured dies during the grace period, we deduct any Loan Amount and any unpaid Monthly Deductions from the proceeds.

If the Death Benefit Guarantee is in effect, we will not lapse the policy.

REINSTATEMENT

Reinstatement means putting a lapsed policy back in force. You may reinstate this policy by written request any time within five years after it has lapsed, as long as it has not been surrendered for its Cash Surrender Value.

To reinstate this policy and any riders:

1.
You must submit proof which satisfies us that each Joint Insured or Surviving Joint Insured, is still insurable. You must also submit due proof that any Joint Insured not living when you apply for reinstatement and the Joint Insured died while the policy was in force.

2.
You must pay a premium large enough to keep the policy and any riders in force for at least two months.

This policy will be reinstated only as of a Monthly Anniversary. If you have met the above conditions, and the Surviving Joint Insured dies before the Monthly Anniversary on which the policy would be reinstated, we will pay the Death Benefit as of that Monthly Anniversary.

The Accumulation Value on the date of reinstatement will be the amount provided by the Net Premium paid to reinstate this policy. Subsequent Accumulation Values will be calculated as shown in the Accumulation Value provision of this policy. The Surrender Charges will also be reinstated.

The Death Benefit Guarantee cannot be reinstated.

85-222                                                                        9

ACCUMULATION VALUE

The Accumulation Value of this policy is equal to the sum of the Fixed Accumulation Value plus the Variable Accumulation Value.

FIXED ACCUMULATION VALUE

The Fixed Accumulation Value on the Policy Date is your Net Premium credited to the Fixed Account on that date minus the Monthly Deduction applicable to the Fixed Accumulation Value for the first policy month.

After the Policy Date, the Fixed Accumulation Value is calculated as 1 + 2 + 3 + 4 - 5 - 6, where:

1.
Is the Fixed Accumulation Value on the preceding Monthly Anniversary, plus interest from the Monthly Anniversary to the date of the calculation;

2.
Is the total of your Net Premiums credited to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date premiums are credited to the date of the calculation;

3.
Is the total of your transfers from the Variable Account to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation;

4.
Is the total of your Loan Amount transferred from the Variable Account since the preceding Monthly Anniversary;

5.
Is the total of your transfers to the Variable Account from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation; and

6.
Is the total of your partial withdrawals from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of withdrawal to the date of the calculation.

If the date of the calculation is a Monthly Anniversary, we also reduce the Fixed Accumulation Value by the applicable Monthly Deduction for the policy month following the Monthly Anniversary.

INTEREST RATE ON THE FIXED ACCUMULATION VALUE

The interest rate applied in the calculation of the Fixed Accumulation Value will not be less than the Minimum Annual Interest Rate shown on the Policy Data Page. This rate is an effective annual interest rate compounded yearly. Interest in excess of the Minimum Annual Interest Rate may be applied in the calculation of your Fixed Accumulation Value in a manner which our Board of Directors determines.

The interest rate applied to any portion of the Accumulation Value which represents the Loan Amount may be less than the interest rate applied to the rest of the Accumulation Value, but not less than the Minimum Annual Interest Rate. Interest credited on the loaned Accumulation Value is credited annually on the Policy Anniversary to the Fixed Account and the Variable Account according to your premium allocation.

5217                                                                          10

ACCUMULATION VALUE
(CONTINUED)

VARIABLE ACCUMULATION VALUE

The Variable Accumulation Value is the total of your values in each Sub-account. The value for each Sub-account is equal to 1 multiplied by 2, (1 x 2), where:

1.
Is your current number of Accumulation Units; and

2.
Is the current Unit Value.

The Variable Accumulation Value will vary from Valuation Date to Valuation Date reflecting changes in 1 and 2 above.

EXAMPLE:

You have 100 Accumulation Units in Sub-account XXX, 50 in Sub-account YYY, and 0 in Sub-account ZZZ. The Unit Values are: Sub-account XXX is 10.00, Sub-account YYY is 12.00, and Sub-account ZZZ is 9.00. The number of Units multiplied by the Unit Value equals the value of each Sub-account as illustrated below:

                NUMBER                 UNIT
SUB-ACCOUNT    OF UNITS                VALUE               VALUES
-----------    --------                -----               ------
XXX            100.000                 10.00             $1,000.00
YYY             50.000                 12.00                600.00
ZZZ              0.000                  9.00                  0.00
Total Variable Accumulation Value                        $1,600.00

ACCUMULATION UNITS

When transactions are made which affect the Variable Accumulation Value, dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is found by dividing the dollar amount of the transaction by the current Unit Value.

The number of Accumulation Units for a Sub-account increases when:

1.
Net Premiums are credited to that Sub-account; or

2.
Transfers from the Fixed Account or other Sub-accounts are credited to that Sub-account.

The number of Accumulation Units for a Sub-account decreases when:

1.
You take out a Policy Loan from that Sub-account;

2.
You take a partial withdrawal from that Sub-account;

3.
We take a portion of the Monthly Deduction from that Sub-account; or

4.
Transfers are made from that Sub-account to the Fixed Account or other Sub-accounts.

EXAMPLE:

You have 100 units in Sub-account XXX. The Unit Value is 10.00. You request a partial withdrawal of $250. The number of units for the partial withdrawal is $250 divided by 10.00 or 25 units. We decrease the number of Accumulation Units by the number of units for the partial withdrawal. After the partial withdrawal, Sub-account XXX has 100 - 25, or 75 Accumulation Units.

UNIT VALUE

The Unit Value for a Sub-account on any Valuation Date is equal to the previous Unit Value multiplied by the Net Investment Factor for that Sub-account for the Valuation Period ending on that Valuation Date. The Unit Value was initially set at 10.00 when the Sub-account first purchased mutual fund shares.

EXAMPLE:

The Unit Value for October 1 for Sub-account XXX is 20.00. After the close of the Stock Market on October 2, the Net Investment Factor is calculated as 1.01 for that day. The Unit Value increases to 20.00 x 1.01, or $20.20. If you had 100 Accumulation Units in Sub-account XXX, their value would increase from $2,000 on October 1 to $2,020 on October 2.

85-233                                                                       11

ACCUMULATION VALUE
(CONTINUED)

NET INVESTMENT FACTOR

The Net Investment Factor is a number that reflects charges to this policy and the investment performance during a Valuation Period of the mutual fund in which a Sub-account is invested. If the Net Investment Factor is greater than one, the Unit Value is increased. If the Net Investment Factor is less than one, the Unit Value is decreased. The Net Investment Factor for a Sub-account is determined by dividing 1 by 2, ( 1/2 ), where:

1.
Is the result of:

a.
The net asset value per share of the mutual fund shares in which the Sub-account invests, determined at the end of the current Valuation Period;

b.
Plus the per share amount of any dividend or capital gain distributions made on the mutual fund shares in which the Sub-account invests during the current Valuation Period; and

c.
Plus or minus a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the Sub-account and to be applicable to this policy.

Is the result of:

a.
The net asset value per share of the mutual fund shares held in the Sub-account, determined at the end of the last prior Valuation Period; and

b.
Plus or minus a per share  charge or credit for any taxes  reserved for the last
prior  Valuation  Period  on  account  of  the  investment   operations  of  the
Sub-account applicable to this policy.

MONTHLY DEDUCTION

The Monthly Deduction is a charge made monthly against the Accumulation Value. The Monthly Deduction for a policy month will be calculated as 1, plus 2, plus 3, plus 4, plus 5, (1 + 2 + 3 + 4 + 5), where:

1.
Is the cost of any rider benefits, other than any Waiver of Monthly Deduction rider, for the policy month;

2.
Is the cost of insurance for this policy for the policy month;

3.
Is the Monthly Mortality and Expense Risk Charge for the policy month;

4.
Is the Monthly Expense Charge for the policy month; and

5.
Is the cost of any Waiver of Monthly Deduction rider for the policy month.

The Monthly Deduction is taken from the Fixed Accumulation Value and the Variable Accumulation Value on a proportionate basis as of each Monthly Anniversary. For the purpose of determining the proportion of the deduction, the Fixed Accumulation Value is reduced by the Loan Amount.

We deduct the portion of the Monthly Deduction from each Sub-account of the Variable Account by an automatic surrender of Accumulation Units. We make the deduction based on each Sub-account's proportionate percentage of the Accumulation Value.

EXAMPLE:

Your Fixed Accumulation Value is $5,000. Your Variable Accumulation Value is $6,000 with Sub-account XXX = $2,000 and Sub-account YYY = $4,000. Your Loan Amount is $1,000. The Monthly Deduction is $100.

For the purpose of determining the proportions we subtract the $1,000 Loan Amount from the Fixed Accumulation Value, and then we add the Variable Accumulation Value. ($5,000 - $1,000) + $6,000, or $10,000.

5218                                                                         12

The proportionate percentages of the Monthly Deduction are calculated as follows:

$4,000 divided by $10,000 =  40% from the Fixed Accumulation Value.

$6,000 divided by $10,000 = 60% from the Variable Accumulation Value distributed as follows:
  $2,000 divided by $10,000 =  20% from Sub-account XXX
  $4,000 divided by $10,000 =  40% from Sub-account YYY.

The $100 Monthly Deduction will be distributed as follows:

40% x $100, or $40, will be taken from the Fixed Account.
20% x $100, or $20, will be taken from Sub-account XXX.
40% x $100, or $40, will be taken from Sub-account YYY.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE

The Monthly Mortality and Expense Risk Charge for a policy month will be calculated as 1 multiplied by 2, ( 1 x 2 ), where:

1.
Is the Mortality and Expense Risk Charge, which will not exceed the Maximum Mortality and Expense Risk Charge shown on the Policy Data Page, divided by 12; and

2.
Is the Variable  Accumulation Value on the Valuation Date immediately before the
Monthly   Anniversary  Date  plus  any  net  premium  received  on  the  Monthly
Anniversary Date less partial withdrawals on the Monthly Anniversary Date.

The Monthly Mortality and Expense Risk Charge pays us for assuming the mortality and expense risks under this policy.

MONTHLY EXPENSE CHARGE

The Monthly Expense Charge for a policy month will be calculated as 1, plus 2, plus 3, plus 4, (1 + 2 + 3 + 4), where:

1.
Is the Monthly Administrative Charge. The Monthly Administrative Charge is subject to change, but will not exceed the Maximum Monthly Administrative Charge shown on the Policy Data Page;
2.
Is the Death  Benefit  Guarantee  Charge and the Term  shown on the Policy  Data
Page;
3.
Is the Monthly Policy Charge. This charge and the Term during which it is applied are shown on the Policy Data Page; and 4.
Is the Monthly Amount Charge. This charge is equal to the Monthly Amount Charge per $1,000, as shown on the Policy Data Page, multiplied by the Face Amount divided by $1,000. This charge applies to the Initial Face Amount and any increases in Face Amount during the Term shown on the Policy Data Page. The Term applies to the Initial Face Amount from the Policy Date and to any increases in Face Amount from the Effective Date of that increase. Any change in Face Amount due solely to a change of Death Benefit Option does not affect the charge.

COST OF INSURANCE

We determine the cost of insurance on a monthly basis. The cost of insurance for a policy month is calculated as 1 multiplied by the result of 2 minus 3, [1 x (2
- 3)], where:

1.
Is the cost of insurance rate as described in the Cost of Insurance Rates provision of this policy;
2.
Is the Death Benefit at the beginning of the policy month, divided by 1.004074; and
3.
Is the Accumulation Value immediately before the Monthly Deduction minus the cost for any rider benefits other than the Waiver of Monthly Deduction rider, for the policy month.

The cost of insurance is determined separately for the Initial Face Amount and any increases made later. If the Premium Class for the Initial Face Amount is different from that of an increase, the Accumulation Value used in 3 above will first be considered a part of the Initial Face Amount. If the Accumulation Value on the Monthly Anniversary exceeds the Initial Face Amount, it will be considered to be part of any increase in the Face Amount in order of the increases.

85-224                                                                       13

MONTHLY DEDUCTION
(CONTINUED)

COST OF INSURANCE RATES

The monthly cost of insurance rate for this policy is based on each Joint Insured's sex, issue age, and premium class as shown on the Policy Data Page, and the policy year. If your Death Benefit is a percentage of the Accumulation Value as described under the definition of "Death Benefit" in Level Amount Option, item 2, or Variable Amount Option, item 2, the premium rate class with the most recent effective date will apply. Issue age means age last birthday on the effective date of the coverage. We will determine monthly cost of insurance rates based upon expectations as to future cost factors. Any change in cost of insurance rates will apply to all in the same insurance class whose policies have been in force for the same period of time.

The cost of insurance rates can never be greater than those shown in the Table of Monthly Guaranteed Cost of Insurance Rates. This table is based on the Commissioners Standard Ordinary Mortality (CSO) Table shown on the Policy Data Page.

BASIS OF COMPUTATIONS

Minimum cash values are based on the Commissioners  Standard Ordinary  Mortality
(CSO) Table and the Nonforfeiture Interest Rate as shown on the Policy Data Page. Where required, a detailed statement of the method of computation of cash values under this policy has been filed with the insurance department of the state in which this policy was delivered. Cash values under this policy are not less than the minimums required by the state in which this policy was delivered.

NONFORFEITURE PROVISION

CONTINUATION OF INSURANCE (EXTENDED INSURANCE)

Even if you do not make additional premium payments, your insurance coverage under this policy, and any benefits provided by rider, will stay in force as long as the Cash Surrender Value is large enough to cover the Monthly Deduction. If the Cash Surrender Value is less than the Monthly Deduction due, we will use the Cash Surrender Value to continue the insurance during the grace period.

TRANSFERS

You may request in writing the transfer of all or part of your Accumulation Value between the Fixed Account and the Sub-accounts of the Variable Account. We only allow four transfers in a policy year. We consider all transfers received in the same request and made on the same Valuation Date as one transfer. We make a transfer on the first Valuation Date after we receive your written request.

We may make a charge for each transfer, but the charge may not exceed $25.00. All transfers are also subject to any charges and conditions imposed by the mutual fund whose shares are involved.

TRANSFERS FROM THE FIXED ACCOUNT

To transfer all or part of your Fixed Accumulation Value, you must meet the following conditions:

1.
The request to transfer must be postmarked no more than 30 days before the policy anniversary, and no later than 30 days after the policy anniversary. Only one transfer is allowed during this period;

2.
The Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount;

3.
No more than 50% of the Fixed Accumulation Value (minus any Loan Amount) may be transferred unless the balance, after the transfer, would be less than $1,000. If the balance would fall below $1,000, the full Fixed Accumulation Value (minus any Loan Amount) may be transferred; and

You must transfer at least;

a.
$500; or

b.
The total Fixed Accumulation Value (minus any Loan Amount) if less than $500.

5219                                                                          14

TRANSFERS
(CONTINUED)

TRANSFERS FROM A SUB-ACCOUNT

To transfer from a Sub-account, Accumulation Units are redeemed on the next Valuation Date after we receive your request and their value is reinvested in other Sub-accounts, or the Fixed Account, as directed in your request.

CASH VALUE,  CASH  SURRENDER  VALUE,  TOTAL  SURRENDER,  AND PARTIAL  WITHDRAWAL
BENEFITS

CASH VALUE

The Cash Value of this policy is the Accumulation Value minus any Surrender Charge.

The Cash Value is never less than zero.

CASH SURRENDER VALUE

The Cash Surrender Value of this policy is the Cash Value minus the Loan Amount and any unpaid Monthly Deductions.

SURRENDER CHARGE

We make a Surrender Charge if you surrender this policy or it lapses. The amount and duration of this charge is shown on the Policy Data Page.

Additional Surrender Charges will apply to any approved increase in Face Amount. We will send you written notice of the amount and duration of the additional Surrender Charge.

If Surrender Charges are shown on an annual basis, they grade uniformly by policy month between the consecutive years shown.

Any increases or decreases in Face Amount resulting from changes in the Death Benefit Option, and any requested decreases in Face Amount, do not affect the Surrender Charges.

TOTAL SURRENDER

You may surrender this policy for its Cash Surrender Value by sending us a written request.

PARTIAL WITHDRAWAL

After the first policy year, you may withdraw part of your Cash Surrender Value by sending us a written request. The amount of any partial withdrawal must be at least equal to $500.00. The maximum partial withdrawal equals the Cash Surrender Value multiplied by the Percent of Partial Withdrawal shown on the Policy Data Page. Only one partial withdrawal is allowed in any policy year. We may make a charge for each partial withdrawal, but the charge will not exceed $25.00.

Unless you specify, we make partial withdrawals from the Fixed Accumulation Value and the Variable Accumulation Value on a proportionate basis. For the purpose of calculating the proportion, the Loan Amount is subtracted from the Fixed Accumulation Value. (See Monthly Deduction for an example of how we calculate this proportion.) We make partial withdrawals from a Sub-account by the automatic surrender of Accumulation Units.

85-225                                                                       15

CASH VALUE, CASH SURRENDER VALUE, TOTAL SURRENDER, AND PARTIAL WITHDRAWAL BENEFITS (CONTINUED)

THE EFFECT OF PARTIAL WITHDRAWALS

The Accumulation Value will be reduced by the amount of any partial withdrawal. The Death Benefit will also be reduced by the amount of the withdrawal, or, if the Death Benefit is based on the Corridor Percentage of Accumulation Value, by an amount equal to the Corridor Percentage times the amount of the withdrawal.

The Face Amount will be reduced by the amount of the partial withdrawal if Option A (Level Amount Option) is in effect. We do not allow a withdrawal if the Face Amount after a partial withdrawal would be less than the Minimum Face Amount shown on the Policy Data Page. If more than one Premium Class applies to the current Face Amount, for the purpose of determining the cost of insurance, the Face Amount will be reduced in the following order:

1.
The Face Amount provided by the most recent increase;

2.
The next most recent increases successively; and

3.
The Initial Face Amount.

If Death Benefit Option B (Variable Amount Option) is in effect, a partial withdrawal does not affect the Face Amount.

A partial withdrawal may cause the Death Benefit Guarantee to terminate. The amount of the partial withdrawal is deducted from the total premium paid in calculating whether sufficient premiums have been paid to maintain the Death Benefit Guarantee.

POLICY LOANS

After the first policy year, if this policy has a Loan Value, you may take out a loan from us by written request. We use this policy as security for the loan. Each loan must be at least $500.

We will not lend you more than the Loan Value.  The Loan Value is 1, minus 2, (1
- 2), where:

1.
Is 75% of the Cash Value; and

2.
Is the existing Loan Amount.

When we make a policy loan, the amount of the policy loan will be segregated within the Fixed Accumulation Value of your policy as security for the loan. Unless you specify, amounts held as security for the loan will come from the Fixed Accumulation Value and the Variable Accumulation Value on a proportionate basis. For the purpose of determining the proportion, we subtract any existing Loan Amount from the Fixed Accumulation Value. (See Monthly Deduction for an example of how we calculate this proportion.) Amounts equal to the portion of the policy loans coming from the Sub-accounts of the Variable Account are transferred to the Fixed Account, reducing the Variable Accumulation Value. These transfers are not treated as transfers for the purpose of the transfer charge or the limit on the number of transfers in a policy year.

5221                                                                          16

EFFECT OF THE POLICY LOANS

If not repaid, we deduct any unpaid policy loans before paying the proceeds. If, at any time, the Loan Amount exceeds the Cash Value, the grace period goes into effect and we may lapse this policy. A loan may cause the Death Benefit Guarantee to terminate. The Loan Amount is deducted from the total premiums paid in calculating whether you have paid premiums sufficient to maintain the Death Benefit Guarantee.

LOAN INTEREST

We charge interest on the Loan Amount at the Loan Interest Rate shown on the Policy Data Page, unless we charge a lower rate. After the tenth policy year, we charge interest at the Preferred Loan Interest Rate shown on the Policy Data Page on the portion of your Loan Amount that is not greater than the result of 1, minus 2, plus 3, ( 1 - 2 + 3 ), where:

1.
Is the Accumulation Value;

2.
Is the sum of all premiums paid; and

3.
Is the sum of all partial withdrawals.

This result is called the Preferred Loan Amount.

The Preferred Loan Amount is calculated on the date of any loan and on each policy anniversary thereafter. Policy loan repayments received will be applied first to reduce the portion of your policy loan that is not the Preferred Loan Amount, and then to reduce the Preferred Loan Amount.

On the date of any policy loan, interest is due in advance for the remainder of the policy year. On each policy anniversary thereafter, interest is due in advance for the next full policy year. Any unpaid interest is added to the Loan Amount, and we charge interest on it.

REPAYMENT

You may repay all or part of any policy loan during any Joint Insured's lifetime. If not repaid during the Surviving Joint Insured's lifetime, we deduct the Loan Amount from the proceeds. We generally consider any payments we receive, planned or unscheduled, as premium payments. Therefore, when you make a payment on a policy loan, to avoid a Premium Expense Charge, you must tell us that you are making a loan payment. We reserve the right to consider any payment we receive as a loan repayment at our discretion.

Loan repayments reduce the Loan Amount. We will transfer from the Fixed Account to each Sub-account of the Variable Account, 1 multplied by 2, ( 1 x 2 ), where:

1.
Is the amount of the loan repayment; and

2.
Is the current proportion used to allocate premiums to that Sub-account.

These transfers are not treated as transfers for the purpose of the transfer charge or the limit on the number of transfers in a policy year.

DELAY OF PAYMENT ON SURRENDER, PARTIAL WITHDRAWALS AND LOANS

The amount surrendered, withdrawn, or loaned will normally be paid to you within seven days of:

1.
Receipt of your written request; and

2.
Receipt of your policy, if required.

We may delay making the payment when we are not able to determine the Variable Accumulation Value because:

1.
The New York Stock Exchange is closed for trading; or

2.
The Securities and Exchange Commission determines that a state of emergency exists.

85-227                                                                        17

DELAY OF PAYMENT ON SURRENDER, PARTIAL WITHDRAWALS AND LOANS
(CONTINUED)

We have the right to delay making a surrender, partial withdrawal, or loan from the Fixed Account for up to six months from the date we receive your request. If we delay payment for 30 days or more, we pay interest at an effective annual rate of 3-1/2% from the date of the surrender, partial withdrawal, or loan request to the date of payment.

BENEFICIARY

The beneficiary is named to receive the proceeds to be paid at the Surviving Joint Insured's death. You may name one or more beneficiaries on the application. Later, you may name, add, or change beneficiaries by written request as described below. You may also choose to name a beneficiary whom you cannot change without his or her consent. This is an irrevocable beneficiary.

NAMING, ADDING, OR CHANGING BENEFICIARIES

You can name, add, or change beneficiaries by written request if all of these are true:

1.
This policy is in force;

2.
The Surviving Joint Insured is alive; and

3.
We have the written consent of all irrevocable beneficiaries.

A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving your request.

PAYING PROCEEDS

We pay death proceeds in the following order:

1.
Collateral assignees, if any, have first priority;

2.
The beneficiary, if any, receives any proceeds that remain. If there is more than one beneficiary, each receives an equal share, unless you have requested another method in writing. To receive proceeds, a beneficiary must be living on the 10th day after the Surviving Joint Insured's death; then

3.
If there are no beneficiaries, you receive any proceeds that remain.

CONTROL OF POLICY

OWNERSHIP

As owner, you have the rights and duties outlined in this policy. However, we need the written consent of all irrevocable beneficiaries and collateral assignees, if you wish to:

1.
Surrender this policy or make a partial withdrawal;

2.
Take out a policy loan;

3.
Change the owner;

4.
Name or change a contingent owner;

5.
Add or delete a term insurance rider;

6.
Change the Face Amount; or

7.
Change the Death Benefit Option.

5222                                                                          18

We need the written consent of all irrevocable beneficiaries, if you wish to:

1.
Change a beneficiary;

2.
Choose or change a Settlement Option; or

3.
Assign this policy or any of its benefits as collateral.

Your rights, as outlined in this policy, end at the Surviving Joint Insured's death.

COLLATERAL ASSIGNMENT

You may assign the benefits of this policy as collateral for a debt. This limits your rights to the Cash Surrender Value and the beneficiary's rights to the proceeds. A collateral assignment does not change the owner. A collateral assignee does not have ownership rights.

An assignment is not binding on us until we receive written notice of it. We assume no responsibility as to the validity of any assignment. When we pay proceeds, we may rely on what the collateral assignee states as the debt due.

CHANGING OWNERSHIP

You can change the owner of this policy by sending us a written request. This is called an "absolute assignment." You transfer all your rights and duties as owner to a new owner. The new owner can then make any change the policy allows.

You can also name a contingent owner who will own this policy at your death. You may name, change, or withdraw a contingent owner by sending us a written request.

An absolute assignment or contingent owner request:

1.
Does not change the coverage or the beneficiary;

2.
Applies only if we receive your request;

3.
Takes effect from the date signed;

4.
Does not affect any payment we make or action we take before receiving your request; and

5.
Is not a collateral assignment.

SETTLEMENT OPTIONS

Settlement Options are ways of paying the proceeds of this policy. These options apply to:

1.
Payment of proceeds at death; and

2.
Proceeds  payable  upon full  surrender  of this  policy for its Cash  Surrender
Value.

Proceeds applied under a settlement option no longer earn interest at the rate applied to the Fixed Account or participate in the investment experience of the Variable Account.

85-228                                                                        19

CHOOSING OPTIONS

Settlement Options are chosen or withdrawn by making a written agreement with us or by sending us written notice. Our approval is needed for an option to be chosen or withdrawn. Before the Surviving Joint Insured's death, only you can choose or withdraw an option. After the Surviving Joint Insured's death, a beneficiary may choose an option depending on prior restrictions made by you or a collateral assignee. A change of beneficiary or owner withdraws all chosen options; you must choose again any options you want.

We issue a supplemental contract for proceeds applied under any option. We need not accept an option where less than $2,500 will be applied for each payee. In this case, we may pay a payee's proceeds in one sum. Under an installment option, each payment must be at least $25. If needed, we may increase the time between payments to three months, six months, or a year to make each payment at least $25.

PAYING PROCEEDS

A payee is one to whom we may pay part or all of the proceeds or interest. The primary payee is the first person to whom benefits are payable. If the primary payee dies before we have made all payments under Options 2, 3, or 4, we pay the remaining payments to any contingent payee. We pay the proceeds in one sum, unless one or more of the following options are requested and we agree to it. We will also use any other method of payment that is acceptable to you and to us.

Under Options 2, 3, 4, and 5, we pay the first installment as of the date we issue a supplemental contract to pay the proceeds.

Under Option 6, we pay the first installment at the end of the interval it applies to.

OPTION 1

The proceeds are left with us to earn interest. The withdrawal rights, the length of time we will hold the proceeds, and any future change of option are subject to our approval.

OPTION 2

We pay the proceeds with interest in equal installments for the amount you choose at equal intervals until the proceeds and interest are all paid. The interval you choose may be a month, 3 months, 6 months, or a year. The amount chosen for each installment must be such that the total installments payable in any 12 months is at least 7% of the total amount of the proceeds.

The last installment will be for the remaining proceeds and interest, and might not be equal to the other installments.

OPTION 3

We pay the proceeds in equal installments at equal intervals for the number of years you choose. The interval may be a month, three months, six months, or a year. Use the Option 3 Table to determine the amount of each installment. If you ask, we will tell you the payment amounts for numbers of years or intervals not shown.

5223                                                                         20

SETTLEMENT OPTIONS
(CONTINUED)

OPTION 3 TABLE

NUMBER OF       MONTHLY PAYMENTS
YEARS           PER $1000
                OF PROCEEDS

   5              $18.12
  10              $ 9.83
  15              $ 7.10
  20              $ 5.75
  25              $ 4.96

OPTION 4

The proceeds are used to provide an annuity with 60, 120, 180, or 240 months "certain". This means that we continue paying the primary payee in equal monthly installments for as long as the primary payee lives with a number of months "certain". "Certain" means that we make payments for at least as long as the period you choose (either 60, 120, 180, or 240 months), no matter when the primary payee dies. If the primary payee dies before the "certain" period ends, the remaining payments are payable to the contingent payee.

We compute the installments using the calendar year in which the proceeds are applied and the payee's sex and age at that time. We require written proof of the payee's age. The Option 4 Table shows the amount of each installment for a 120-month "certain" period plus as long after as the primary payee lives. We compute the amount of each installment for the other "certain" periods on a similar basis. If you ask, we will tell you any of these payment amounts.

OPTION 4 TABLE

MONTHLY INCOME WITH 120 MONTHS CERTAIN

              MONTHLY PAYMENTS
              PER $1000 OF PROCEEDS

              MALE        FEMALE
AGE

50            $4.50       $4.23
55             4.88        4.56
60             5.38        5.00
65             6.03        5.58
70             6.85        6.38

85-229                                                                        21

OPTION 5

The proceeds are used to provide a "joint and two-thirds to survivor" life income for two payees. We make monthly payments jointly to the two payees as long as they both live. When one payee dies, the other receives two-thirds of the amount of the joint monthly payment for life. Payments stop when both payees have died. We compute the payment amounts using the calendar year in which the proceeds are applied and the payees' sexes and ages when the proceeds are applied. The original monthly payment for joint payees, one male and one female, is shown for selected ages in the Option 5 Table. We will quote values for other age and sex combinations upon request.

OPTION 5 TABLE

ORIGINAL MONTHLY PAYMENT PER $1000 OF PROCEEDS

                        MALE AGE
  FEMALE     60          65           70
   AGE

   60        $5.65     $5.95        $6.29
   65         5.99      6.36         6.77
   70         6.39      6.86         7.39

OPTION 6 (ANNUITY OPTION)

The proceeds are used to provide an annuity. Each annuity installment is 103% of the payment that we would make if the payee had used the proceeds to buy a similar, nonparticipating, single premium immediate annuity at our rates on the date the proceeds are applied. We pay these installments at the end of the interval to which they apply. We will not apply this option if a similar option would be more favorable to the payee when proceeds are applied.

DEATH OF PAYEE

Unless we have agreed otherwise, if a payee dies after we have paid or credited proceeds under Option 1, we will pay the proceeds and any unpaid interest in one sum to the payee's estate. Unless we have agreed otherwise, if a payee dies after we have paid or credited proceeds under Options 2, 3, or 4, we will pay the remaining payments to any contingent payees. If there are no contingent payees, we pay the following amounts to the primary payee's estate.

1.
Under Option 2, we will pay any unpaid sum left with us plus any unpaid interest on that sum.

2.
Under Option 3, we will pay the commuted value (based on interest at an effective annual rate of 3-1/2%) of any unpaid installments.

3.
Under Option 4, we will pay the commuted value (based on interest at an effective annual rate of 3-1/2%) of any unpaid installments remaining in the "certain" period.

5224                                                                          22

SETTLEMENT OPTIONS
(CONTINUED)

PROTECTION OF PROCEEDS

Unless we agree to it, a payee may not do any of the following:

1.
Withdraw any part of the proceeds or interest;

2.
Change the fixed payment intervals or the length of the payment  period;

3.
Change the settlement option;

4.
Change the amount of payment;

5.
Surrender the supplemental contract for cash;

6.
Borrow against the supplemental contract; or

7.
Assign the supplemental contract.

If the payee chooses Options 1, 2, or 3, the payee may change the option and transfer the funds that remain to a new option. This applies unless prevented by a written agreement with us.

A payee's creditors may not claim any of the proceeds or interest. This provision applies unless altered by federal or state law.

INTEREST ON SETTLEMENT OPTIONS

We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on funds that we consider to be in the same classification based on the option, restrictions on withdrawal, and other factors. The interest rate will never be less than an effective annual rate of 3-1/2%.

In determining amounts to be paid under Options 3 and 4, we assume interest at an effective annual rate of 3-1/2%. Also, for Option 3 and "certain" periods under Option 4, we credit any excess interest we may declare on funds that we consider to be in the same classification based on the option, restrictions on withdrawal, and other factors.

GENERAL PROVISIONS

VOTING OF MUTUAL FUND SHARES

While this policy is in force, you have the right to instruct us how to vote the mutual fund shares attributable to this policy. All fund proxy material and forms used to give voting instructions will be sent to persons having voting interests.

We will vote the mutual fund shares held in Sub-accounts according to the instructions received, as long as:

1.
The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940; and

2.
The assets of the Variable Account are allocated to Sub-accounts that are invested in mutual funds shares.

We may vote the mutual fund shares held in the Sub-accounts at our discretion if we determine that, because of applicable law or regulation, we do not have to vote the mutual fund shares according to the voting instructions received.

If we do not receive timely voting instructions from you, we will vote the applicable mutual fund shares in proportion to the instructions which are received with respect to the other policies providing benefits related to the applicable Sub-account.

The persons entitled to give voting instructions and the number of votes affected by their instructions will be determined as of a record date selected by us, not more than 90 days before the meeting of the applicable mutual fund.

This policy does not give you the right to vote at meetings of our stockholders and/or policyholders.

85-231                                                                        23

GENERAL PROVISIONS
(CONTINUED)

SUBSTITUTION OF MUTUAL FUND SHARES

We reserve the right, if permitted by law, to:

1.
Create new variable accounts;

2.
Combine variable accounts, including the Select*Life Variable Account;

3.
Remove, add, or combine Sub-accounts and make the new Sub-accounts available to you at our discretion;

4.
Substitute shares of other investment funds or series thereof for those of the investment funds and series made available under the policy;

5.
Transfer assets of the Select*Life Variable Account which we determine to be associated with the class of contracts to which this policy belongs, to another variable account (if this type of transfer is made, the term "Select*Life Variable Account" as used in this policy will then mean the variable account to which the assets were transferred);

6.
Deregister the Select*Life Variable Account under the Investment Company Act, of 1940, if registration is no longer required;

7.
Make any changes required by the Investment Company Act of 1940;

8.
Operate the Select*Life Variable Account as a managed company under the Investment Company Act of 1940, or any other form permitted by law; and

9.
Restrict or eliminate any voting privileges you or other persons may have as to the Select*Life Variable Account.

PAYMENT OF PROCEEDS

We pay all proceeds of this policy from our Home Office in Minneapolis, Minnesota. Before paying the proceeds, we may require that you send us this policy. We make payments under Settlement Options 4, 5, and 6 only to a natural person in that person's own right. We adjust the proceeds payable on the death of the Surviving Joint Insured as follows:

1.
We refund any policy loan interest charged but not earned;

2.
We deduct any Loan Amount; and

3.
We deduct any unpaid Monthly Deductions due on or before the Surviving Joint Insured's death.

As of the date of death, the proceeds no longer earn interest at the rate applied to the Fixed Account or participate in the investment experience of the Variable Account. If payment is delayed more than 30 days, we pay interest on the proceeds at death for the time between the Surviving Joint Insured's death and the earlier of the following:

1.
The date we pay proceeds; or

2.
The date we issue a supplemental contract.

Interest on these funds is never less than an effective annual rate of 3-1/2%.

SIMULTANEOUS DEATH

If the Joint Insureds die simultaneously or in circumstances making it uncertain who is the Surviving Joint Insured, the older Joint Insured will be deemed to have been the Surviving Joint Insured, and no payment will be made for the death of the younger Joint Insured.

5225                                                                          24

INCONTESTABILITY

This policy has a two-year contestable period running from the Issue Date shown on the Policy Data Page. After this policy has been in force during both Joint Insured's lifetime for two years from the Issue Date, we cannot claim your policy is void or refuse to pay any proceeds unless the policy has lapsed.

If you make a Face Amount increase or premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year contestable period measured from the date of the increase in Death Benefit.

If this policy is reinstated, this provision will be measured from the date of reinstatement.

AGE AND SEX

If any Joint Insured's age or sex is misstated, the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rate for the correct age and sex.

SUICIDE

If any Joint Insured commits suicide, while sane or insane, within two years of the Issue Date, we do not pay the Death Benefit. Instead, we refund all premiums paid on this policy and any attached riders, minus any Loan Amounts and partial withdrawals.

If you make a Face Amount increase or premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year suicide limitation for the proceeds associated with that increase. If any Joint Insured commits suicide, while sane or insane, within two years of the effective date of the increase, we pay the Death Benefit prior to the increase and refund the cost of insurance for that increase.

TERMINATION

This policy terminates when any of the following occur:

1.
The required payment is not paid by the end of the grace period;

2.
The Surviving Joint Insured dies;

3.
The policy is surrendered for its full Cash Surrender Value; or

4.
The policy is amended according to the Amendment provision of this policy and you do not accept the amendment.

If we make a Monthly Deduction from the Accumulation Value after this policy terminates, the deduction is not considered a reinstatement of the policy or a waiver of the termination.

CONVERSION RIGHT

During the first two policy years and the first 24 months following the effective date of an increase in Face Amount, you may, by written request, "convert" this policy to a policy in which the benefits do not vary with the investment performance of the Variable Account. This conversion is done by transferring all or part of your Variable Accumulation Value to your Fixed Accumulation Value. You must tell us you are exercising your conversion rights when requesting the transfer. We will then waive the transfer charge and that transfer is not counted against the limit on the number of transfers in a policy year. You are allowed only one such transfer in each of these 24-month periods.

If you exercise this conversion right, we will automatically credit all future premium payments to the Fixed Account, until you specify a change in allocation. At the time of the transfer, there is no effect on the policy's Death Benefit, Accumulation Value, Face Amount, net amount at risk, Premium Class, or issue age.

85-232                                                                        25

GENERAL PROVISIONS
(CONTINUED)

ANNUAL STATEMENT

Each year we will send you an annual statement, free of charge, showing the following:

1.
Face Amount;

2.
Cash Surrender Values;

3.
Accumulation Values;

4.
Premiums paid;

5.
Planned periodic premiums;

6.
Interest credits;

7.
Death Benefit;

8.
Loan Amounts;

9.
Partial withdrawals;

10.
Transfers; and

11.
Charges since the last statement.

We will make a charge not to exceed $50 for any additional statements you request.

PROJECTION REPORT

If you ask, we will provide a report projecting future results. The report will be based on the following:

1.
Planned periodic premiums you specify;

2.
The Accumulation Value at the end of the prior policy year; and

3.
Any other assumptions specified by you or us, subject to any limitations imposed by the Securities and Exchange Commission.

We may make a charge not to exceed $50 for each Projection Report you request.

NONPARTICIPATING

This contract does not entitle you to participate in our surplus.

AMENDMENT

We reserve the right to amend this policy to include any future changes relating to the following:

1.
Any Securities and Exchange Commission rulings and regulations;

2.
This policy's qualification for treatment as a life insurance policy under the following:

o   The Code;

o   Internal Revenue Service rulings and regulations; and

o   Any requirements imposed by the Internal Revenue Service.

We will send you a copy of any amendments promptly.

DISCLAIMER

We are not liable for any tax or tax penalty you owe resulting from failure to comply with the requirements of the Code, regulations and rulings imposed on this policy.

5226                                                                          26

SURVIVORSHIP FLEXIBLE PREMIUM
VARIABLE LIFE
INSURANCE POLICY

---------------------------------------------------
Variable and/or Fixed
  Accumulation Values

Flexible Premiums Payable During
  Lifetime of Surviving Joint lnsured

Adjustable Face Amount

Death Benefit Guarantee

Death Benefit Options

Nonparticipating
-----------------------------------------------


NOTICE

To make a claim or exercise your rights under this policy, please write to us at the address below and include your policy number:

Writing directly to us will save time and expense. You do not need to hire any person, firm, or corporation unless, because of a dispute, you wish to.


RELIASTAR    RELIASTAR LIFE INSURANCE COMPANY
             Box 20
             Minneapolis
             Minnesota 55440


Page 27       85-230

POLICY SPLIT OPTION RIDER (PSO)

This rider is a part of the base policy whose number is shown below. If not shown below, the Base Policy Number is shown on the Policy Data Page.

RIDER DATA

BASE POLICY NUMBER

DEFINITIONS

JOINT INSUREDS

The persons upon whose lives this policy is issued. The Policy Data Page lists the Joint Insureds.

YOU, YOUR

The current owner of the base policy.

WE, US, OUR

ReliaStar Life Insurance Company at our Home Office in Minneapolis, Minnesota.

WRITTEN, IN WRITING

A written request or notice, signed and dated, and received at our Home Office, in a form we accept. You may get forms for this purpose from us.

POLICY SPLIT OPTION

The owner may request to split this policy, not including any riders, into two new individual permanent life insurance policies we are then offering. One individual policy will be issued on the life of each Joint Insured. We may require evidence of insurability.

The owner may request this option by notifying us in writing within 90 days following:

1.
The enactment or the effective date of a change in the federal estate tax laws that would eliminate the unlimited marital deduction or reduce by at least 50% the estate taxes payable upon death;

2.
The effective date of a final divorce decree between the Joint Insureds; or

3.
The dissolution of the business partnership of the Joint Insureds.

If there is more than one owner, each owner must elect the Policy Split Option.

THE NEW POLICY

The Death Benefit of each individual policy cannot be greater than 50% of the base policy's Death Benefit, not including any riders.

The Accumulation Value less any outstanding loan amount of the base policy will be divided equally and each portion will be applied as premiums to each of the new individual policies.

RELIASTAR

RELIASTAR LIFE INSURANCE COMPANY             Executed at our Home Office

                                             John H. Flitte           President
Box 20                                       /s/ John H. Flitte
Minneapolis
Minnesota 55440                              Susan M. Bergen          Secretary
                                             /s/ Susan M. Bergen

85-233                                                                         1

THE NEW POLICY
(CONTINUED)

If one Joint Insured does not meet our insurability requirements, you may do one of the following:

1.
Receive one-half of the base policy's Cash Surrender Value and issue one individual policy to the remaining Joint Insured who meets our insurability requirements; or

2.
Keep the base policy in force on the Joint Insureds and no individual policies will be issued.

The individual policies will be subject to our minimum and maximum specified amounts and issue ages for the plan of insurance chosen.

If one of the Joint Insureds is older than the individual policy's maximum issue age at the time the Policy Split Option is elected, our approval is needed to elect the option.

The premiums for the individual policies will be based on each Joint Insured's attained age and premium rate class based on evidence of insurability submitted for this option. Premiums are payable as of the policy dates for each individual policy.

The policy date for each individual policy will be the Monthly Anniversary following your written request to elect the Policy Split Option.

The owner for each individual policy will be the Joint Insured whose life is insured under the individual policy, unless otherwise specified. The beneficiary for each individual policy will be the beneficiary named for the base policy, unless otherwise specified.

COST OF INSURANCE

The total monthly deduction for this rider is shown on the Policy Data Page.

POLICIES RETURNED UNDER FREE LOOK

If you return either of the new polices under a free look or right to return policy provision, we will refund for each policy returned an amount equal to one-half of the Cash Surrender Value of the base policy plus all additional premiums paid for the new policy.

GENERAL PROVISIONS

This rider does not increase any cash or loan values of the base policy.

All base policy provisions apply to this rider, unless changed by this rider.

TERMINATION

This rider ends:

1.  If the base policy is surrendered or ends;
2.  At age 100 of the younger Joint Insured;
3.  On the Rider Expiry Data shown on the Policy Data Page; or
4. If you ask us in writing to end this rider. In this case, we may ask that you return the policy and this rider so that we can endorse them. This rider will end on the first Monthly Anniversary Date after we receive your written request.

5228                                                                           2

FOUR YEAR TERM INSURANCE RIDER (FTR)

This rider is a part of the base policy whose number is shown below. If not shown below, the Rider Data is shown on the Policy Data Page.

RIDER DATA

BASE POLICY NUMBER

DEFINITIONS

JOINT INSUREDS

The persons upon whose lives this policy is issued. The Policy Data Pages list the Joint Insureds.

SURVIVING JOINT INSURED

The Joint Insured who remains alive after the other Joint Insured has died.

YOU, YOUR

The current owner(s) of the base policy.

WE, US, OUR

ReliaStar Life Insurance Company at our Home Office in Minneapolis,
Minnesota.

WRITTEN, IN WRITING

A written request or notice, signed and dated, and received at our Home Office in a form we accept. You may get forms for this purpose from us.

BENEFITS

When we have written proof that the Surviving Joint Insured died while this rider was in force, we will pay the FTR Face Amount, as is shown on the Policy Data Page, then in force.

BENEFICIARY

The beneficiary of the proceeds of this rider is the beneficiary of the proceeds of the base policy.

When you name, add, or change a beneficiary of the base policy the change will also apply to this rider. If you assign the benefits of this rider as collateral for a debt, this limits the beneficiary's rights to the proceeds.

COST OF INSURANCE AND MONTHLY AMOUNT CHARGES

The total monthly deduction for this rider equals the sum of 1 plus 2 where:

1.
Is the Monthly Amount Charge per $1,000 (as shown on the Policy Data Page) multiplied by the FTR Face Amount divided by 1000.

This charge  applies during the Term shown on the Policy Data Page; and

2.
Is the FTR Face Amount times the monthly cost of insurance rate described on the next page.


RELIASTAR

RELIASTAR LIFE INSURANCE COMPANY             Executed at our Home Office
                                             John H. Flitte           President
Box 20                                       /s/ John H. Flitte
Minneapolis
Minnesota 55440                              Susan M. Bergen          Secretary
                                             /s/ Susan M. Bergen

85-234                                                                         1

COST OF INSURANCE RATES

The monthly cost of insurance rate for this rider is based on each Joint Insured's sex, issue age, and premium class as shown on the Policy Data Page, and the policy year. Issue age means age last birthday on the effective date of the coverage. We will determine monthly cost of insurance rates based upon expectations as to future cost factors. Any change in cost of insurance rates will apply to all in the same insurance class whose policies have been in force for the same period of time.

The cost of insurance rates can never be greater than those shown in the Table of Monthly Guaranteed Cost of Insurance Rates. This table is based on the Commissioners Standard Ordinary Mortality (CSO) Tables shown on the Policy Data Page.

PAYING PROCEEDS

We pay proceeds in the following order:

1.
Collateral assignees, if any, have first priority;

2.
The beneficiary, if any, receives any proceeds that remain. If there is more than one beneficiary, each receives an equal share, unless you have requested another method in writing. To receive proceeds, a beneficiary must be living on the 10th day after the death of the Surviving Joint Insured under this rider; then

3.
If there are no beneficiaries, you receive any proceeds that remain.

TERMINATION

This rider ends:

1.
Four years after the Rider Effective Date;

2.
If the base policy is surrendered or ends; or

3.
If you ask us in writing to end this rider. In this case, we may ask that you return the policy and this rider so that we can endorse them. This rider will end on the first Monthly Anniversary Date after we receive your written request to end this rider.

After this rider ends, we are not liable for its benefits, even if we have included the cost of insurance and monthly amount charges for this rider in the total monthly deduction for the base policy. We will refund any such amounts that we deduct after this rider ends.

5230                                                                           2

REINSTATEMENT

If the base policy lapses, this rider will also lapse. You can reinstate this rider if:

1.
This rider was in effect when the base policy lapsed;

2.
The Rider Expiry Date has not occurred; and

3.
You reinstate the base policy.

To reinstate this rider, you must do both of the following:

1.
Give us proof of each Joint Insured's insurability; and

2.
Pay a premium large enough to keep the base policy and this rider in force for at least 2 months.

The base policy may be reinstated without this rider, in which case proof and payment for this rider are not needed.

AGE AND SEX

If any Joint Insured's age or sex is misstated, the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rates for the correct age and sex.

SUICIDE

The Suicide provision of the base policy applies to this rider from the Rider Effective Date in the same way that it applies to the base policy from the base policy's Issue Date.

INCONTESTABILITY

If you apply for this rider with the base policy, the Incontestable provision of the base policy applies to this rider from the Rider Effective Date. During this 2-year period, we may ask for information that could lead to our contesting this rider or refusing to pay its benefits.

After this rider has been in force for 2 years from the Rider Effective Date, we cannot claim this rider is void or refuse to pay any benefits with respect to the FTR Face Amount, unless this rider has lapsed for nonpayment of premiums. If this rider is reinstated, this provision will be measured from the reinstatement date with respect to statements made in the application for reinstatement.

GENERAL PROVISIONS

This rider does not increase any cash or loan values of the base policy.

All base policy provisions apply to this rider, unless changed by this rider.

85-235                                                                        3

SURVIVORSHIP TERM INSURANCE RIDER (STR)

This rider is a part of the base policy whose number is shown below. If not shown below, the Rider Data is shown on the Policy Data Page.

RIDER DATA

BASE POLICY NUMBER

DEFINITIONS

JOINT INSUREDS

The persons upon whose lives this policy is issued. The Policy Data Pages list the Joint Insureds.

SURVIVING JOINT INSURED

The Joint Insured who remains alive after the other Joint Insured has died.

YOU, YOUR

The current owner(s) of the base policy.

WE, US, OUR

ReliaStar Life Insurance Company at our Home Office in Minneapolis,
Minnesota.

WRITTEN, IN WRITING

A written request or notice, signed and dated, and received at our Home Office in a form we accept. You may get forms for this purpose from us.

BENEFITS

When we have written proof that the Surviving Joint Insured died while this rider was in force, we will pay the STR Face Amount, as shown on the Policy Data Page, then in force.

BENEFICIARY

The beneficiary of the proceeds of this rider is the beneficiary of the proceeds of the base policy.

When you name, add, or change a beneficiary of the base policy the change will also apply to this rider. If you assign the benefits of this rider as collateral for a debt, this limits the beneficiary's rights to the proceeds.

COST OF INSURANCE AND MONTHLY AMOUNT CHARGES

The total monthly deduction for this rider equals the sum of 1 plus 2 where:

1.
Is the Monthly Amount Charge per $1,000 (as shown on the Policy Data Page) multiplied by the STR Face Amount divided by 1000. This charge applies during the Term shown on the Policy Data Page; and

2.
Is the STR Face Amount times the monthly cost of insurance rate described on the next page.

RELIASTAR

RELIASTAR LIFE INSURANCE COMPANY             Executed at our Home Office
                                             John H. Flitte           President
Box 20                                       /s/ John H. Flitte
Minneapolis
Minnesota 55440                              Susan M. Bergen          Secretary
                                             /s/ Susan M. Bergen

85-240                                                                         1

COST OF INSURANCE RATES

The monthly cost of insurance rate for this rider is based on each Joint Insured's sex, issue age, and premium class as shown on the Policy Data Page, and the policy year. Issue age means age last birthday on the effective date of the coverage. We will determine monthly cost of insurance rates based upon expectations as to future cost factors. Any change in cost of insurance rates will apply to all in the same insurance class whose policies have been in force for the same period of time.

The cost of insurance rates can never be greater than those shown in the Table of Monthly Guaranteed Cost of Insurance Rates. This table is based on the Commissioners Standard Ordinary Mortality (CSO) Tables shown on the Policy Data Page.

PAYING PROCEEDS

We pay proceeds in the following order:

1.
Collateral assignees, if any, have first priority;

2.
The beneficiary, if any, receives any proceeds that remain. If there is more than one beneficiary, each receives an equal share, unless you have requested another method in writing. To receive proceeds, a beneficiary must be living on the 10th day after the death of the Surviving Joint Insured under this rider; then

3.
If there are no beneficiaries, you receive any proceeds that remain.

CONVERSION

This rider may be converted to a new survivorship flexible premium variable life insurance policy for the Joint Insureds without proof of insurability only:

1.
While both Joint Insureds are alive;

2.
While this rider is in force; and

3.
Before any Joint Insured reaches age 75.

Application for conversion must be in writing. Only you may apply. If you wish to convert your policy, we may require that you send us the base policy and this rider so that we can endorse them.

THE NEW POLICY

The Face Amount of the new policy cannot be greater than the Face Amount of this rider. The date of the new policy will be the date of the conversion. The new policy, which will be in the same premium class as this rider, can be on any of our plans in use at the time of the conversion that:

1.
We would normally issue;

2.
Do not participate in our surplus; and

3.
Do not contain any benefits or rights involving a greater aggregate risk, relative to premium, than is insured under this rider.

5240                                                                           2

TERMINATION

This rider ends:

1.
On the Rider Expiry Date shown on the Policy Data Page;

2.
If this rider is converted;

3.
If the base policy is surrendered or ends;

4.
If the Surviving Joint Insured dies;

5.
If you ask us in writing to end this rider. In this case, we may ask that you return the policy and this rider so that we can endorse them. This rider will end on the first Monthly Anniversary Date after we receive your written request to end this rider; or

6.
The Accumulation Value of the base policy becomes less than the Monthly Deduction on any Monthly Anniversary.

After this rider ends, we are not liable for its benefits, even if we have included the cost of insurance and monthly amount charges for this rider in the total monthly deduction for the base policy. We will refund any such amounts that we deduct after this rider ends.

REINSTATEMENT

If the base policy lapses, this rider will also lapse. You can reinstate this rider if:

1.
This rider was in effect when the base policy lapsed;

2.
The Rider Expiry Date has not occurred; and

3.
You reinstate the base policy.

To reinstate this rider, you must do both of the following:

1.
Give us proof of each Joint Insured's insurability; and

2.
Pay a premium large enough to keep the base policy and this rider in force for at least 2 months.

The base policy may be reinstated without this rider, in which case proof and payment for this rider are not needed.

AGE AND SEX

If any Joint Insured's age or sex is misstated, the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rates for the correct age and sex.

SUICIDE

The Suicide provision of the base policy applies to this rider from the Rider Effective Date in the same way that it applies to the base policy from the base policy's Issue Date.

INCONTESTABILITY

If you apply for this rider with the base policy, the Incontestable provision of the base policy applies to this rider from the Rider Effective Date. During this 2-year period, we may ask for information that could lead to our contesting this rider or refusing to pay its benefits.

After this rider has been in force for 2 years from the Rider Effective Date, we cannot claim this rider is void or refuse to pay any benefits with respect to the STR Face Amount, unless this rider has lapsed for nonpayment of premiums. If this rider is reinstated, this provision will be measured from the reinstatement date with respect to statements made in the application for reinstatement.

GENERAL PROVISIONS

This rider does not increase any cash or loan values of the base policy.

All base policy provisions apply to this rider, unless changed by this rider.


85-241                                                                        3

FIRST TO DIE TERM INSURANCE RIDER (FDR)

This rider is a part of the base policy whose number is shown below. If not shown below, the Rider Data is shown on the Policy Data Page.

RIDER DATA

BASE POLICY NUMBER

DEFINITIONS

JOINT INSUREDS

The persons upon whose lives this policy is issued. The Policy Data Pages list the Joint Insureds.

YOU, YOUR

The current owner(s) of the base policy.

WE, US, OUR

ReliaStar Life Insurance Company at our Home Office in Minneapolis,
Minnesota.

WRITTEN, IN WRITING

A written request or notice, signed and dated, and received at our Home Office in a form we accept. You may get forms for this purpose from us.

BENEFITS

When we have written proof of the first death of a Joint Insured while this rider was in force, we will pay the FDR Face Amount, as shown on the Policy Data Page, then in force.

BENEFICIARY

The beneficiary of the proceeds of this rider is the beneficiary of the proceeds of the base policy.

When you name, add, or change a beneficiary of the base policy the change will also apply to this rider. If you assign the benefits of this rider as collateral for a debt, this limits the beneficiary's rights to the proceeds.

COST OF INSURANCE AND MONTHLY AMOUNT CHARGES

The total monthly deduction for this rider equals the sum of 1 plus 2 where:

1.
Is the Monthly Amount Charge per $1,000 (as shown on the Policy Data Page) multiplied by the FDR Face Amount divided by 1000. This charge applies during the Term shown on the Policy Data Page; and

2.
Is the FDR Face Amount times the monthly cost of insurance rate described below.

COST OF INSURANCE RATES

The monthly cost of insurance rate for this rider is based on each Joint Insured's sex, issue age, and premium class as shown on the Policy Data Page, and the policy year. Issue age means age last birthday on the effective date of the coverage. We will determine monthly cost of insurance rates based upon expectations as to future cost factors. Any change in cost of insurance rates will apply to all in the same insurance class whose policies have been in force for the same period of time.

The cost of insurance rates can never be greater than those shown in the Table of Monthly Guaranteed Cost of Insurance Rates. This table is based on the Commissioners Standard Ordinary Mortality (CSO) Tables shown on the Policy Data Page.

RELIASTAR

RELIASTAR LIFE INSURANCE COMPANY             Executed at our Home Office
                                             John H. Flitte           President
Box 20                                       /s/ John H. Flitte
Minneapolis
Minnesota 55440                              Susan M. Bergen          Secretary
                                             /s/ Susan M. Bergen

85-285                                                                         1

PAYING PROCEEDS

We pay proceeds in the following order:

1.
Collateral assignees, if any, have first priority;

2.
The beneficiary, if any, receives any proceeds that remain. If there is more than one beneficiary, each receives an equal share, unless you have requested another method in writing. To receive proceeds, a beneficiary must be living on the 10th day after the first death of a Joint Insured under this rider; then

3.
If there are no beneficiaries, you receive any proceeds that remain.

TERMINATION

This rider ends:

1.
On the Rider Expiry Date shown on the Policy Data Page;

2.
At the first death of a Joint Insured;

3.
If the base policy is surrendered or ends; or

4.
If you ask us in writing to end this rider. In this case, we may ask that you return the policy and this rider so that we can endorse them. This rider will end on the first Monthly Anniversary Date after we receive your written request to end this rider; or

5.
The Accumulation Value of the base policy becomes less than the Monthly Deduction on any Monthly Anniversary.

After this rider ends, we are not liable for its benefits, even if we have included the cost of insurance and monthly amount charges for this rider in the total monthly deduction for the base policy. We will refund any such amounts that we deduct after this rider ends.

REINSTATEMENT

If the base policy lapses, this rider will also lapse. You can reinstate this rider if:

1.
This rider was in effect when the base policy lapsed;

2.
The Rider Expiry Date has not occurred; and

3.
You reinstate the base policy.

To reinstate this rider, you must do both of the following:

1.
Give us proof of each Joint Insured's insurability; and

2.
Pay a premium large enough to keep the base policy and this rider in force for at least 2 months.

The base policy may be reinstated without this rider, in which case proof and payment for this rider are not needed.


5277                                                                          2

AGE AND SEX

If any Joint Insured's age or sex is misstated, the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rates for the correct age and sex.

SUICIDE

The Suicide provision of the base policy applies to this rider from the Rider Effective Date in the same way that it applies to the base policy from the base policy's Issue Date.

INCONTESTABILITY

If you apply for this rider with the base policy, the Incontestable provision of the base policy applies to this rider from the Rider Effective Date. During this 2-year period, we may ask for information that could lead to our contesting this rider or refusing to pay its benefits.

After this rider has been in force for 2 years from the Rider Effective Date, we cannot claim this rider is void or refuse to pay any benefits with respect to the FDR Face Amount, unless this rider has lapsed for nonpayment of premiums. If this rider is reinstated, this provision will be measured from the reinstatement date with respect to statements made in the application for reinstatement.

GENERAL PROVISIONS

This rider does not increase any cash or loan values of the base policy.

All base policy provisions apply to this rider, unless changed by this rider.

85-286                                                                        3

EXTENDED DEATH BENEFIT GUARANTEE RIDER (EDB)

This rider is a part of the base policy whose number is shown below. If not shown below, the Rider Data is shown on the Policy Data Page.

RIDER DATA

BASE POLICY NUMBER

DEFINITIONS

JOINT INSUREDS

The persons upon whose lives this policy is issued. The Policy Data Pages list the Joint Insureds.

SURVIVING JOINT INSURED

The Joint Insured who remains alive after the other Joint Insured has died.

YOU, YOUR

The current owner(s) of the base policy.

WE, US, OUR

ReliaStar Life Insurance Company at our Home Office in Minneapolis, Minnesota.

WRITTEN, IN WRITING

A written request or notice, signed and dated, and received at our Home Office in a form we accept. You may get forms for this purpose from us.

BENEFIT PROVISION

The Extended Death Benefit Guarantee Period is shown on the Policy Data Page and begins on the Policy Date. The Extended Death Benefit Guarantee is in effect during the Extended Death Benefit Guarantee Period if, on each Monthly Anniversary since the Policy Date, 1 is equal to or greater than 2, where:

1.
Is the sum of all premiums paid minus any partial withdrawals; and

2.
Is the  sum of the  Extended  Death  Benefit  Premium  since  the  Policy  Date,
including  the  Extended   Death  Benefit   Premium  for  the  current   Monthly
Anniversary.

If the Extended Death Benefit Guarantee is in effect, we guarantee that we will not lapse your policy, even if the Cash Surrender Value is not sufficient to pay the Monthly Deduction that is due. Although we determine each month whether or not you have made sufficient premium payments to maintain the Extended Death Benefit Guarantee, you do not have to pay premiums monthly.

RELIASTAR

RELIASTAR LIFE INSURANCE COMPANY             Executed at our Home Office
                                             John H. Flitte           President
Box 20                                       /s/ John H. Flitte
Minneapolis
Minnesota 55440                              Susan M. Bergen          Secretary
                                             /s/ Susan M. Bergen

85-287                                                                         1

POLICY CHANGES AFFECTING THE EXTENDED DEATH BENEFIT GUARANTEE

The Extended Death Benefit Guarantee Premium may be affected by requested changes in Face Amount, changes in the Death Benefit Option, and may also be changed when a rider is added or terminated. The new Extended Death Benefit Guarantee Premium will be shown on a new Policy Data Page and applies from the date of the change.

NOTICE

If on any Monthly Anniversary, the premium requirement is not met, we will send you a notice of the premium required. If the premium is not received by us at our Home Office prior to the next Monthly Anniversary, the Extended Death Benefit Guarantee will terminate.

COST OF INSURANCE

The total monthly deduction for this rider is shown on the Policy Data Page.

REINSTATEMENT

If this rider terminates, it may not be reinstated.

TERMINATION

This rider will terminate on the earliest of the following dates:

1.
The Monthly Anniversary on or next following our receipt at our Home Office of your written request for termination;

2.
The Monthly Anniversary following the date the premium requirement was not met, if the required premium was not paid;

3.
When the base policy terminates; or

4.
The Policy Anniversary on or after the Rider Expiry Date shown on the Policy Data Page.

5278